UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results Of Operations and Financial Condition

On February 25, 2009, Liberty Media Corporation (the Company) issued a press release (the Earnings Release) setting forth information, including financial information regarding certain of its privately held assets, which is intended to supplement the financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations to be contained in the Company’s Annual Report on Form 10-K for the year ended  December 31, 2008, which will be filed with the Securities and Exchange Commission (the SEC) later this week.  The information included in the Earnings Release is not meant to serve as a release of financial results of the Company.

This Item 2.02 and the Earnings Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the year ended December 31, 2008, are being furnished to the SEC.

Item 7.01.  Regulation FD Disclosure

Also, on February 24, 2009, the Company issued a press release announcing that Gregory B. Maffei, President and CEO of the Company, will be presenting at the Deutsche Bank 2009 Media & Telecom Conference, on Tuesday, March 3, 2009 at 8:20 am, Eastern Time at The Breakers Hotel in Palm Beach, Florida.  During his presentation, Mr. Maffei may make observations regarding the Company’s financial performance, outlook, and the previously announced proposed split-off of a majority of the assets and liabilities currently attributed to the Liberty Entertainment group tracking stock.

This Item 7.01 and the press release attached hereto as Exhibit 99.2 are being furnished to the SEC in satisfaction of the public disclosure requirements of Regulation FD.

Item 8.01.  Other Events

Also, on February 25, 2009, the Company held an earnings call (the Earnings Call) and made available on its website a slide show presentation (the Slide Show) for reference during the Earnings Call.  In each of the Earnings Release, the Earnings Call and the Slide Show, the Company discussed the previously announced proposed split-off of a majority of the assets and liabilities currently attributed to the Liberty Entertainment group tracking stock.   The Earnings Release, the transcript from the Earnings Call and the Slide Show are all archived on or accessible from the Company’s website.

The portions of the Earnings Release, the portions of the transcript from the Earnings Call and the portions of the Slide Show that relate to the discussion of the proposed split-off are being filed herewith as Exhibit 99.3 to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated in this Item 8.01.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Name
99.1	Earnings Release dated February 25, 2009
99.2	Press Release dated February 24, 2009
99.3	Excepts of communications relating to proposed split-off

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2009

LIBERTY MEDIA CORPORATION

By:	/s/ Mark E. Burton
	Name:	Mark E. Burton
	Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Earnings Release dated February 25, 2009
99.2	Press Release dated February 24, 2009
99.3	Excepts of communications relating to proposed split-off